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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 23, 1998


                                ARIEL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-25236                                         13-3137699
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(Commission File Number)                    (I.R.S. Employer Identification No.)


  2540 Route 130, Cranbury, New Jersey                       08512
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (609) 860-2900
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                                November 23, 1998



Item                                                                  Page
----                                                                  ----

Item 2.  Acquisition or Disposition of Assets.                          1

Item 7.  Financial Statements and Exhibits.                             2

Signature                                                               3

Exhibits                                                              E-1


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Item 2.  Acquisition or Disposition of Assets.

Acquisition of SCii

         Ariel Corporation announced November 23, 1998 that it has acquired all of the outstanding capital stock of Solutions for Communications & International IDSN or "SCii," a French telecommunications subsidiary of Quebec-based Alis Technologies Inc. The Company acquired SCii for approximately $3,000,000 in cash derived in part from general working capital and proceeds from Ariel's September 1998 sale of its communications systems group. SCii has locations in France and a wholly-owned subsidiary in the United Kingdom, where it offers a variety of national and international IDSN products and solutions covering a wide range of hardware interface standards and operating systems, including MacOS and Windows.

         The acquisition broadens Ariel's product portfolio for the Open Systems Remote Access Market and allows the Company to establish a formal presence and distribution network in Europe.

Matters discussed herein, including any discussion of or impact, expressed or implied, on Ariel's anticipated operating results and future earnings per share contain forward-looking statements that involve risks and uncertainties. Ariel's results may differ significantly from the results indicated by such forward-looking statements. Additionally, Ariel's operating results may be affected by many factors, including but not limited to, the timely development and acceptance of new products, the impact of competitive products and pricing, the development of OEM relationships, and changing market conditions. These and other risks are detailed from time to time in Ariel's SEC reports, including its Form 10-K for the year ended December 31, 1997 and its Form 10-Q for the quarter ended September 30, 1998.








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Item 7.  Financial Statements and Exhibits.

         a.       Financial statements of businesses acquired.

                  Not applicable.

         b.       Pro forma financial information.

                  Unaudited pro forma balance sheet of Ariel Corporation as of December 31, 1998 reflecting the acquisition of SCii, together with unaudited pro forma statements of operations for the six months ended September 30, 1998 and for the year ended December 31, 1998 as if the transaction had occurred at the beginning of the periods indicated, will be filed within sixty (60) days.

         c.       Exhibits.

                  The following exhibits are filed with this report:

                  Exhibit No.                Description
                  -----------                -----------

                           99a Stock Purchase and Sale Agreement, by and between Ariel Corporation and Alis Technologies Inc. dated November 23, 1998

                           99b               Press Release, dated November 24,
                                             1998







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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Ariel Corporation



Dated:  December 8, 1998              By: /s/ Anthony Agnello
                                          -------------------------------------
                                          Anthony Agnello
                                          Chairman and Chief Executive Officer








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                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.                                                     Title
-------                                                   -----

99a Stock Purchase and Sale Agreement, by and between Ariel Corporation and Alis Technologies Inc., dated November 23, 1998

99b                                 Press Release, dated November 24, 1998.









                                       E-1